[AIM LOGO APPEARS HERE]



(GRAPHIC COLLAGE APPEARS HERE)


AIM TAX-EXEMPT BOND FUND
OF CONNECTICUT





SEMIANNUAL REPORT
SEPTEMBER 30, 1995

--------------------------------------------------------------------------------


AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

For shareholders who seek to earn a high level of current income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE DATA AND BENCHMARK INDEXES THROUGHOUT THIS REPORT:

o The Fund's performance is historical and reflects reinvestment of all distributions. Unless otherwise indicated, Fund results were computed without a sales charge. When sales charges are included, the Fund's performance reflects the 4.75% maximum sales charge.

o The distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage of maximum offering price. Distribution rates may include daily dividends and short-term capital gains.

o The SEC 30-day yield calculation reflects the yield to maturity of the bonds in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the bonds.

o The taxable equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Connecticut Tax-Exempt Municipal Fund Category represents an average of the performance of all Connecticut municipal bond funds tracked by Lipper. The unmanaged Lipper Intermediate Municipal Fund Index represents an average of the performance of the 30 largest intermediate-term municipal bond funds. The unmanaged Lipper General Municipal Debt Funds Index is a representative average of the performance of the 30 largest municipal bond mutual funds.

o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 1995

                                           Without                    With
                                         Sales Charge             Sales Charge
Since Inception (10/3/89)                   7.79%                     6.92%
Five Years                                  8.54                      7.48
One Year                                    8.29                      3.12
6 Months                                    4.08                     -0.83

Six-month performance includes reinvested distributions of $0.282 per share.

--------------------------------------------------------------------------------

CHAIRMAN'S LETTER

                     Dear Shareholder:

                     AIM Tax-Exempt Bond Fund of Connecticut continues to
                     provide shareholders with attractive tax-exempt current
    [PHOTO of        income plus low volatility. As of September 30, 1995,
Charles T. Bauer,    your Fund produced a 30-day distribution rate of 4.84%,
 Chairman of the     based on the maximum offering price, and an SEC 30-day
Board of the Fund,   yield of 4.46%. Translated to taxable equivalent yields,
  APPEARS HERE]      the Fund's 30-day distribution rate was 8.01%, based on
                     the maximum offering price, and the 30-day SEC yield was 7.38%, when adjusted for the highest marginal federal tax rate of 39.6%. For Connecticut residents, the taxable equivalent on the distribution rate was 8.39%, based on the maximum offering price. The taxable equivalent of the Fund's SEC 30-day yield was 7.73%, when adjusted for the combined highest marginal federal and Connecticut state tax rates.
    From an investment perspective, your Fund's taxable equivalent yield compared favorably to yields on such taxable securities as five-year and 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds, which yielded 6.02%, 6.18% and 6.50%, respectively, as of September 30, 1995.
    Aided by stabilizing interest rates, your Fund posted a total return of 4.08% for the six-month period ended September 30, 1995. By comparison, the Lipper Connecticut Tax-Exempt Municipal Fund Category posted a total return of 4.54% for the six months ended September 30, 1995.
    The Fund's investment focus on selected quality Connecticut municipal securities of shorter maturity contributed to its generous 30-day yield even as relative stability in share price was maintained. By September 30, 1995, net asset value per share had increased to $10.86, and net assets for the Fund increased to $39.5 million.
    For a more complete discussion of market conditions during the reporting period, your Fund's investment strategy, and our outlook for the months ahead, turn to the MANAGEMENT'S DISCUSSION & ANALYSIS which follows on page 2 of this report.
    Overall, the Fund has delivered solid performance for investors. While producing attractive, tax-exempt current monthly income, the Fund has achieved a positive total return in every fiscal year but one since its inception in 1989.
    We are pleased to send you this semiannual report for AIM Tax-Exempt Bond Fund of Connecticut. As always, we are ready to respond to your questions or comments about this report. You may reach us by calling Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER


Charles T. Bauer
Chairman

DISCUSSION & ANALYSIS

    ----------

Intermediate-term

  municipal bond

 funds marginally

   outperformed

longer-term issues

   in the third

 quarter of 1995.

    ----------

ECONOMIC AND POLITICAL FACTORS SHAPE MUNICIPAL MARKETS IN 1995

Fixed-income investors enjoyed halcyon days in the second quarter of 1995. Interest rates were declining, and the economy had slowed decidedly to an annual growth rate of 1.3%. Even the U.S. dollar had regained its footing against major world currencies and was climbing from record lows. Inflation, which had concerned investors and the Federal Reserve Board for more than a year, seemed to have been effectively curtailed.
    Indeed, the Fed was confident enough to lower short-term interest rates in July, cutting the federal funds rate to 5.75%. Within weeks, however, reports of unexpected improvement in economic indicators such as employment, retail sales, and industrial production sent bond markets reeling. Fed Chairman Alan Greenspan announced the most likely course for the economy is "an upturn in the growth rate . . . over the rest of this year and a moderate pace of expansion next year." While the pace of economic growth was certainly moderate and sustainable, reports of stronger than expected performance diminished the likelihood that the Fed would cut interest rates again in the near future.
    Like the fixed-income market as a whole, municipal securities benefited from declining interest rates and the absence of threatening inflation. Orange County, California, which had flagged market performance since November with its pending bankruptcy, settled with its creditors and was no longer a focus for investors. The drop in new issue supply continued--The Wall Street Journal reported in October that new sales of municipal bonds were down about 10% from last year's new issue pace of $150 billion.
    However, the municipal securities market continued to lag the taxable bond market until the third quarter of 1995. Certain factors which had helped to support prices of municipal securities in previous months, chiefly declining interest rates and limited supply, were largely outweighed by the growing debate over tax reform. Specifically, a number of flat-tax proposals--which could drastically lower income tax brackets and, in some cases, exempt all investment income from taxation--deflated municipal markets even though no formal proposals have been submitted before Congress. Indeed, some analysts believe any meaningful action to reform tax legislation could be years in the making.
    By the third quarter of 1995, bond markets had stabilized and most analysts considered the municipal market's reaction to tax reform decidedly overdone. Investors in the third quarter of 1995 began to take advantage of attractive values,

--------------------------------------------------------------------------------

RELATIVE PRICE STABILITY

Net Asset Value

10/3/89              $10.00             9/92                $10.66
                      10.05                                  10.46
                      10.15                                  10.62
                      10.19                                  10.65
                      10.00                                  10.74
                      10.08                                  11.06
                       9.99                                  10.88
                       9.77                                  10.94
                      10.01                                  10.97
                      10.03                                  11.08
                      10.12                                  11.05
                       9.86                                  11.25
9/90                   9.77             9/93                 11.33
                       9.93                                  11.30
                      10.09                                  11.19
                      10.07                                  11.29
                      10.15                                  11.32
                      10.15                                  11.05
                      10.11                                  10.69
                      10.25                                  10.68
                      10.26                                  10.73
                      10.19                                  10.63
                      10.26                                  10.74
                      10.32                                  10.72
9/91                  10.40             9/94                 10.58
                      10.40                                  10.40
                      10.36                                  10.19
                      10.52                                  10.34
                      10.43                                  10.52
                      10.38                                  10.68
                      10.31                                  10.71
                      10.32                                  10.67
                      10.42                                  10.87
                      10.55                                  10.77
                      10.89                                  10.79
                      10.68                                  10.85
                                        9/95                 10.86

Since its inception on October 3, 1989, AIM Tax-Exempt Bond Fund of Connecticut has demonstrated favorable price stability through a broad range of changing market conditions.

Source: Towers Data Systems HYPO(R)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT YIELD ADVANTAGE
(as of 9/30/95)

5 Year U.S. Treasury Note*                                  6.02%
10 Year U.S. Treasury Note*                                 6.18%
30 Year U.S. Treasury Note*                                 6.50%
Fund's 30-day SEC yield, taxable equivalent**               7.73%
Fund's 30 day distribution rate, taxable equivalent**       8.39%

*U.S. Treasury notes and bonds are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value will vary with market conditions. **Assumes the highest marginal federal income tax rate of 39.6% and the Connecticut tax rate of 4.5%. Source: IRS, 1995.

--------------------------------------------------------------------------------


             See important Fund disclosure on inside front cover.

--------------------------------------------------------------------------------
FINANCIALS

PORTFOLIO COMPOSITION (as of 9/30/95)

TOP 5 BOND HOLDINGS                                     NUMBER OF HOLDINGS: 64


1. Connecticut Development Authority (New England      [PIE CHART APPEARS HERE]
   Power Co.) 10/15/15
2. Guam Airport Authority (Transportation Infrastruc-
   ture) 10/01/96                                         32% Credit Enhanced
3. Connecticut State Special Tax Obligation 10/01/12      12% AMT
4. Connecticut State Health And Education (Fairfield      Duration: 4.4 years
   University) 7/01/09                                    Average Maturity:
5. Connecticut State Higher Education Loan Program          13 years
   11/15/10

The portfolio's composition may change and there is no assurance the fund will continue to hold the same securities.

--------------------------------------------------------------------------------

particularly in the intermediate-term maturity sector. As a result, intermediate-term municipal bond funds marginally outperformed longer-term issues for the quarter, as measured by the Lipper Intermediate Municipal Fund Index which returned 2.28% versus 2.26% for the Lipper General Municipal Fund Index.

YOUR INVESTMENT PORTFOLIO

    The Fund was well-positioned to benefit from the favorable shift toward intermediate-term securities during the reporting period. With 64 total holdings as of September 30, 1995, the Fund was invested across Connecticut municipal sectors to minimize volatility. Positions in pre-refunded and insured bonds were strong performers. Overall, the portfolio comprised 71% revenue bonds and 29% general obligation bonds. Premium bonds, insured bonds, and pre-refunded bonds were emphasized to reduce price volatility. Attractive issues in sectors such as housing, transportation, and health care helped to enhance yield. Of course, Fund holdings are subject to change as market conditions warrant.
    By the end of the reporting period, the Fund's weighted average maturity was 13 years, and duration was 4.4 years. In keeping with the Fund's strategy of investing in quality issues, the portfolio weighting as of September 30, 1995, comprised approximately 37% in securities rated AAA. Overall, 89% of the portfolio's holdings were rated A or better.
Credit-enhanced securities--which are backed by insurance, escrowed with U.S. Treasuries, or letters of credit--comprised 32% of the portfolio.
    The Fund maintained an average portfolio quality rating of AA as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service (Moody's), two widely known credit rating agencies. S&P and Moody ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

--------------------------------------------------------------------------------
                                                   FUNDS IN
PERIOD                     RATING             MUNICIPAL CATEGORIES
Overall                     ****                       NA
5 Years                     ****                      486
3 Years                     ***                       721

Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and return ratios for three-, five-, and 10-year periods and considers all loads, expenses, and fees. ratings compare funds of similar investment objectives and represent past performance, which is no guarantee of comparable future results.
--------------------------------------------------------------------------------

OUTLOOK FOR THE FUTURE

    At this juncture, experts are divided on the direction of the economy and interest rates. Given that leading economic indicators continue to suggest healthy economic conditions and low inflation, some analysts believe further reductions in interest rates appear unlikely over the near term. However, The Wall Street Journal reported recently that Fed Vice Chairman Alan Blinder told Market News Service "that he favored cutting the target for the federal funds rate, the level at which banks lend one another money, by a 'sizable' amount, depending on the outcome of the budget debate in Washington."
    Regarding the tax-reform debate, many analysts maintain that any drastic proposals by Congress that severely diminish the tax advantages of municipal securities would be strongly challenged by the issuers and investors. In any event, no formal legislation has been proposed, and any meaningful action in that direction could be years away.
    While there will certainly be a continuing interest by many investors in the current political climate or the direction of interest rates, AIM Tax-Exempt Bond Fund of Connecticut believes the key to investing for the long-term is an ongoing focus on its primary investment philosophy, and that is to generate optimal current tax-free income with reasonable risk.


             See important Fund disclosure on inside front cover.

--------------------------------------------------------------------------------
   FINANCIALS

SCHEDULE OF INVESTMENTS

September 30, 1995 (Unaudited)

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
MUNICIPAL OBLIGATIONS-98.55%

EDUCATION-12.09%

Connecticut Health and Education Facilities Authority
  (Fairfield University); Series F RB
  6.875%, 07/01/09                                       A      Baa1    $1,475,000   $ 1,552,806
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Quinnipiac College); RB
  4.90%, Series D, 07/01/98                              BBB-   -          400,000       395,732
------------------------------------------------------------------------------------------------
  7.25%, Series 1989 B, 07/01/99(b)(c)                   AAA    NRR        450,000       502,232
------------------------------------------------------------------------------------------------
Connecticut Regional School District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)                                     AAA    Aaa        335,000       346,775
------------------------------------------------------------------------------------------------
Connecticut Regional School District No. 5
  (Towns of Bethany, Orange and Woodbridge); 1992
  Issue GO
  5.50%, 02/15/07(d)                                     AAA    Aaa        500,000       516,615
------------------------------------------------------------------------------------------------
Connecticut State Higher Education Supplemental
  Loan Authority (Family Education Loan
  Program); Series 1990 A RB
  7.50%, 11/15/10(e)                                     -      A1       1,385,000     1,463,280
================================================================================================
                                                                                       4,777,440
================================================================================================

ELECTRIC-10.75%

Connecticut (State of) (Municipal Electric Co-op Power
  Supply); RB
  7.00%, 01/01/16(d)                                     AAA    Aaa      1,000,000     1,027,440
------------------------------------------------------------------------------------------------
Connecticut Development Authority (Connecticut Power &
  Light Co.); Series 1993 A PCR
  3.80%, 09/01/28(f)(g)                                  A-1+   VMIG-1   1,500,000     1,500,000
------------------------------------------------------------------------------------------------
Connecticut Development Authority (New England Power
  Co.); Series 1985 Fixed Rate PCR
  7.25%, 10/15/15                                        A+     A1       1,600,000     1,720,240
================================================================================================
                                                                                       4,247,680
================================================================================================

GENERAL OBLIGATION-10.96%

  Ansonia (City of), Connecticut; GO
  5.50%, 6/15/97                                         -      A          125,000       127,565
------------------------------------------------------------------------------------------------
Brooklyn (City of), Connecticut; Unlimited Tax GO
  5.50%, 05/01/06(d)                                     AAA    Aaa        250,000       257,260
------------------------------------------------------------------------------------------------
  5.70%, 05/01/08(d)                                     AAA    Aaa        250,000       258,775
------------------------------------------------------------------------------------------------
Cheshire (Town of), Connecticut; Series 1993 GO
  5.25%, 08/15/12                                        -      Aa         200,000       191,568
------------------------------------------------------------------------------------------------
Chester (Town of), Connecticut; Series 1989 GO
  7.00%, 10/01/05                                        -      A          190,000       205,996
------------------------------------------------------------------------------------------------
Connecticut (State of); Series 1991 A, GO
  6.75%, 03/01/01(b)(c)                                  NRR    NRR        480,000       536,395
------------------------------------------------------------------------------------------------
Connecticut (State of) (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A, 03/01/01(b)(c)                   NRR    NRR        200,000       223,498
------------------------------------------------------------------------------------------------
  6.50%, Series 1992 A, 03/15/02(b)(c)                   NRR    NRR        300,000       334,173
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FINANCIALS

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
GENERAL OBLIGATION-Continued

Mansfield (City of), Connecticut; Series 1990 GO
  6.00%, 06/15/07                                        -      A1      $  100,000   $   105,945
------------------------------------------------------------------------------------------------
  6.00%, 06/15/08                                        -      A1         100,000       104,889
------------------------------------------------------------------------------------------------
  6.00%, 06/15/09                                        -      A1         100,000       105,646
------------------------------------------------------------------------------------------------
New Britain (City of), Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)                                     AAA    Aaa        400,000       418,800
------------------------------------------------------------------------------------------------
New Haven (City of), Connecticut; Series 1992 B GO
  5.25%, 12/01/95                                        BBB    Baa        300,000       300,594
------------------------------------------------------------------------------------------------
North Canaan (City of), Connecticut;
  Series 1991 GO
  6.50%, 01/15/08                                        -      A          125,000       137,805
------------------------------------------------------------------------------------------------
  6.50%, 01/15/09                                        -      A          125,000       137,776
------------------------------------------------------------------------------------------------
  6.50%, 01/15/10                                        -      A          125,000       137,110
------------------------------------------------------------------------------------------------
  6.50%, 01/15/11                                        -      A          125,000       136,301
------------------------------------------------------------------------------------------------
Somers (City of), Connecticut; Series 1990 Various
  Purpose GO
  6.00%, 12/01/10                                        -      A1         190,000       199,466
------------------------------------------------------------------------------------------------
Westbrook (City of), Connecticut; Series 1992 GO
  6.40%, 03/15/10(d)                                     AAA    Aaa        380,000       413,771
================================================================================================
                                                                                       4,333,333
================================================================================================

HEALTH CARE-12.89%

Connecticut Development Authority, Parking Facility
  (Hartford Hospital Realty);
  Series 1986 RB
  6.875%, 10/01/06(d)(e)                                 AAA    Aaa        485,000       524,460
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Bridgeport Hospital); 1992 Series A RB
  6.625%, 07/01/18(d)                                    AAA    Aaa        500,000       531,435
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Capital Asset); Series 1989 B RB
  7.00%, 01/01/00(f)                                     BBB+   A2         200,000       215,176
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Danbury Hospital); 1991 Series E RB
  6.50%, 07/01/14(d)                                     AAA    Aaa        750,000       789,443
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Middlesex Hospital); 1992 Series G RB
  6.25%, 07/01/12(d)                                     AAA    Aaa      1,100,000     1,148,774
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (New Britain Memorial Hospital); Series 1991 A RB
  7.75%, 07/01/22                                        BBB-   -          500,000       528,140
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (St. Raphael Hospital); 1993 Series H RB
  5.00%, 07/01/05(d)                                     AAA    Aaa        500,000       502,640
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Yale-New Haven Hospital);
  Series 1990 F RB
  7.10%, 07/01/25(d)                                     AAA    Aaa        775,000       855,476
================================================================================================
                                                                                       5,095,544
================================================================================================

--------------------------------------------------------------------------------
   FINANCIALS

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
HOUSING-7.42%

Connecticut Housing Development Authority
  (Housing Mortgage Finance Program); RB
  7.55%, Series 1990 B-1, 11/15/08                       AA     Aa      $1,160,000   $ 1,245,654
------------------------------------------------------------------------------------------------
  7.50%, Series 1990 A, 11/15/09(e)                      AA     Aa         115,000       121,055
------------------------------------------------------------------------------------------------
  7.00%, Series 1991 A-1, 11/15/09                       AA     Aa         450,000       480,317
------------------------------------------------------------------------------------------------
  6.55%, Series 1991 C, Sub-Series C-3, 11/15/13         AA     Aa         365,000       377,870
------------------------------------------------------------------------------------------------
  7.125%, Series 1985 F, 11/15/18                        AA     Aa         195,000       200,793
------------------------------------------------------------------------------------------------
Connecticut (State of) (Housing Mortgage Finance
  Program);
  Series C2 RB
  6.70%, 11/15/22(e)                                     AA     Aa         500,000       507,090
================================================================================================
                                                                                       2,932,779
================================================================================================

LEASE RENTAL-1.06%

Connecticut (State of) (Middletown Courthouse
  Facilities Project);
  1991 Issue Lease-Rental Revenue Certificates of
  Participation
  6.25%, 12/15/10(d)                                     AAA    Aaa        400,000       419,808
================================================================================================

RESOURCE RECOVERY-6.46%

Connecticut State Resource Recovery Authority
  (American Ref-Fuel Co.-Southeastern Connecticut
  Project);
  Series 1988 A RB
  8.00%, 11/15/15(e)                                     AA-    Baa1       500,000       551,595
================================================================================================
Connecticut State Resource Recovery Authority
  (Bridgeport Resco Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B, 01/01/04                            A      A          670,000       688,518
------------------------------------------------------------------------------------------------
  7.625%, Project A, 01/01/09                            A      A        1,250,000     1,313,250
================================================================================================
                                                                                       2,553,363
================================================================================================

TRANSPORTATION-18.84%

Connecticut State Special Tax Obligation
  (Transportation Infrastructure); RB
  5.10%, Series 1992 B, 09/01/99                         AA-    A1       1,000,000     1,032,090
------------------------------------------------------------------------------------------------
  6.80%, Series A, 06/01/03(b)(c)                        NRR    NRR      1,250,000     1,408,525
------------------------------------------------------------------------------------------------
  6.25%, Series 1991 B, 10/01/09                         AA-    A1       1,000,000     1,053,910
------------------------------------------------------------------------------------------------
  6.50%, Series 1991 B, 10/01/10                         AA-    A1         530,000       585,353
------------------------------------------------------------------------------------------------
Connecticut State Special Tax Obligation
  (Transportation Infrastructure Purposes);
  Second Lien RB
  4.20%, Series 1 1990, 12/01/10(g)                      A1+    VMIG-1     100,000       100,000
------------------------------------------------------------------------------------------------
Connecticut State Special Tax Obligation
  (Transportation Infrastructure Sales and Excise
  Tax); RB
  5.90%, Series 1991 B, 10/01/99                         AA-    A1       1,000,000     1,061,870
------------------------------------------------------------------------------------------------
  6.80%, Series 1989 C, 12/01/99(b)(c)                   AAA    NRR        500,000       554,460
------------------------------------------------------------------------------------------------
  6.50%, Series 1991 B, 10/01/12                         AA-    A1       1,500,000     1,651,965
================================================================================================
                                                                                       7,448,173
================================================================================================

WATER & SEWER-8.64%

Connecticut Development Authority (Pfizer Inc.);
  Series 1982 Refunding PCR
  6.55%, 02/15/13                                        AAA    Aaa        250,000       269,925
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FINANCIALS

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
WATER & SEWER-Continued

Connecticut Development Authority Water Facility
  (Bridgeport Hydraulic Co. Project); Series 1990
  Refunding RB
  7.25%, 06/01/20                                        A+     -       $  800,000   $   875,760
------------------------------------------------------------------------------------------------
Connecticut State Clean Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11                                        AA+    Aa       1,100,000     1,211,309
------------------------------------------------------------------------------------------------
Manchester (City of) Connecticut Eighth Utilities Fire
  District;
  Series 1991 GO
  6.75%, 08/15/06                                        -      A1         180,000       202,759
------------------------------------------------------------------------------------------------
South Central Connecticut Regional Water
  Authority; Eighth Series 1990 A Water System RB
  6.60%, 08/01/00(b)(c)                                  NRR    NRR        250,000       276,555
------------------------------------------------------------------------------------------------
South Central Connecticut Regional Water
  Authority; Series 1988 Water System RB
  6.80%, 08/01/98(b)(c)                                  NRR    NRR        535,000       579,667
================================================================================================
                                                                                       3,415,975
================================================================================================

MISCELLANEOUS-9.44%

Connecticut Development Authority (Economic
  Development Projects); 1992 Series Refunding Bonds
  6.00%, 11/15/08                                        AA-    Aa         500,000       520,060
------------------------------------------------------------------------------------------------
Guam (Government of); Series 1995 A GO
  4.90%, 09/01/97                                        BBB    -          500,000       501,510
------------------------------------------------------------------------------------------------
  5.25%, 09/01/99                                        BBB    -          250,000       250,528
------------------------------------------------------------------------------------------------
  5.375%, 09/01/00                                       BBB    -          250,000       250,100
------------------------------------------------------------------------------------------------
Guam (Government of); Series 1994 A GO
  5.50%, 08/15/97                                        BBB    -          500,000       510,065
------------------------------------------------------------------------------------------------
Guam Airport Authority; Series 1993 B RB
  5.00%, 10/01/96(e)                                     BBB    -        1,700,000     1,700,476
================================================================================================
                                                                                       3,732,739
================================================================================================
    TOTAL INVESTMENTS-98.55%                                                          38,956,834
================================================================================================
    OTHER ASSETS LESS LIABILITIES-1.45%                                                  572,205
================================================================================================
    NET ASSETS-100.00%                                                               $39,529,039
================================================================================================

Abbreviations:

GO   General Obligation Bonds
NRR  Not re-rated
PCR  Pollution Control Revenue Bonds
RB   Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Secured by a letter of credit.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on September 30, 1995.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995
(Unaudited)


ASSETS:

Investments, at market value (amortized cost $37,055,049)                  $   38,956,834
-----------------------------------------------------------------------------------------
Cash                                                                               47,721
-----------------------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                                              113,426
-----------------------------------------------------------------------------------------
  Interest                                                                        730,764
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                           5,854
-----------------------------------------------------------------------------------------
Other assets                                                                        5,162
-----------------------------------------------------------------------------------------
  Total assets                                                                 39,859,761
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                                        209,712
-----------------------------------------------------------------------------------------
  Deferred compensation                                                             5,854
-----------------------------------------------------------------------------------------
  Dividends                                                                        65,594
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 3,415
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                          25,077
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                         1,039
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         20,031
-----------------------------------------------------------------------------------------
  Total liabilities                                                               330,722
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                $   39,529,039
=========================================================================================
Capital stock, $.001 par value per share:
  Authorized                                                                1,000,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                                   3,639,207
=========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $        10.86
=========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.86 divided by 95.25%)                            $        11.40
=========================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIALS

STATEMENT OF OPERATIONS

For the six months ended September 30, 1995
(Unaudited)

INVESTMENT INCOME:

Interest income                                                               $1,144,546
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                     98,576
----------------------------------------------------------------------------------------
Custodian fees                                                                     7,485
----------------------------------------------------------------------------------------
Transfer agent fees                                                               15,331
----------------------------------------------------------------------------------------
Directors' fees                                                                    2,431
----------------------------------------------------------------------------------------
Distribution fees                                                                 49,288
----------------------------------------------------------------------------------------
Administrative services fees                                                      24,152
----------------------------------------------------------------------------------------
Other                                                                             30,740
----------------------------------------------------------------------------------------
    Total expenses                                                               228,003
----------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                 (98,576)
----------------------------------------------------------------------------------------
    Net expenses                                                                 129,427
----------------------------------------------------------------------------------------
Net investment income                                                          1,015,119
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                       (51,538)
----------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                 597,014
----------------------------------------------------------------------------------------
    Net gain on investment securities                                            545,476
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $1,560,595
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 1995
and for the year ended March 31, 1995
(Unaudited)

                                                                  SEPTEMBER 30,    MARCH 31,
                                                                     1995            1995
OPERATIONS:

  Net investment income                                           $ 1,015,119     $ 2,097,384
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities          (51,538)       (127,300)
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                597,014         195,742
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations            1,560,595       2,165,826
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income           (1,025,326)     (2,111,073)
---------------------------------------------------------------------------------------------
Return of capital                                                          --         (19,319)
---------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions               705,095      (4,107,391)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                           1,240,364      (4,071,957)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                              38,288,675      42,360,632
---------------------------------------------------------------------------------------------
  End of period                                                   $39,529,039     $38,288,675
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                      $37,799,732     $37,094,637
---------------------------------------------------------------------------------------------
  Undistributed net investment income                                 (18,954)         (8,747)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment
    securities                                                       (153,524)       (101,986)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  1,901,785       1,304,771
---------------------------------------------------------------------------------------------
                                                                  $39,529,039     $38,288,675
=============================================================================================

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIALS

NOTES TO FINANCIAL STATEMENTS

September 30, 1995
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.

B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $67,289, which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

--------------------------------------------------------------------------------
   FINANCIALS

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. The master investment advisory agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. During the six months ended September 30, 1995, AIM waived advisory fees of $98,576.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1995, the Fund reimbursed AIM $24,152 for such services. A I M Fund Services, Inc. ("AFS") was paid $9,868 for transfer agency services during the six months ended September 30, 1995.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has also adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended September 30, 1995, the Fund paid AIM Distributors $49,288 as compensation under the Plan. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  AIM Distributors received commissions of $21,174 from sales of shares of the Fund's capital stock during the six months ended September 30, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
  During the six months ended September 30, 1995, the Fund paid legal fees of $1,452 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin &
Frankel as Counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1995 was $4,384,159 and $3,098,877, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                    $1,938,967
----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                     (37,182)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                          $1,901,785
========================================================================================

Investments have the same cost for tax and financial statement purposes.

--------------------------------------------------------------------------------
   FINANCIALS

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding for the six months ended September 30, 1995 and the year ended March 31, 1995 were as follows:

                                               September 30, 1995            March 31, 1995
                                             -----------------------    -------------------------
                                              Shares       Amount         Shares        Amount
                                             --------    -----------    ----------    -----------
Sold                                          302,082    $ 3,262,525       370,407    $ 3,925,610
--------------------------------------------------------------------    -------------------------
Issued as reinvestment of dividends            59,360        641,048       129,768      1,372,166
--------------------------------------------------------------------    -------------------------
Reacquired                                   (295,759)    (3,198,478)     (889,770)    (9,405,167)
--------------------------------------------------------------------    -------------------------
                                               65,683    $   705,095      (389,595)   $(4,107,391)
====================================================================    =========================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of the Fund outstanding during the six months ended September 30, 1995, the year ended March 31, 1995, the three months ended March 31, 1994, each of the years in the four-year period ended December 31, 1993, and the period October 3, 1989 (date operations commenced) through December 31, 1989.

                                                             March 31,
                                         September 30,  -------------------   December 31,
                                             1995        1995        1994        1993
                                            -------     -------     -------     -------
Net asset value, beginning of period        $ 10.71     $ 10.69     $ 11.29     $ 10.65
------------------------------------------  -------     -------     -------     -------
Income from investment operations:
   Net investment income                       0.27        0.56        0.15        0.60
------------------------------------------  -------     -------     -------     -------
Net gains (losses) on securities
     (both realized and unrealized)            0.16        0.04       (0.61)       0.65
------------------------------------------  -------     -------     -------     -------
       Total from investment operations        0.43        0.60       (0.46)       1.25
------------------------------------------  -------     -------     -------     -------
Less distributions:
   Dividends from net investment income       (0.28)      (0.57)      (0.14)      (0.60)
------------------------------------------  -------     -------     -------     -------
   Distributions from net realized
    capital gains                                --          --          --       (0.01)
------------------------------------------  -------     -------     -------     -------
   Returns of capital                            --       (0.01)         --          --
------------------------------------------  -------     -------     -------     -------
       Total distributions                    (0.28)      (0.58)      (0.14)      (0.61)
------------------------------------------  -------     -------     -------     -------
Net asset value, end of period              $ 10.86     $ 10.71     $ 10.69     $ 11.29
==========================================  =======     =======     =======     ======
Total return(b)                                4.08%       5.78%      (4.06)%     11.99%
==========================================  =======     =======     =======     ======
Net assets, end of period (000s omitted)    $39,529     $38,289     $42,361     $46,224
==========================================  =======     =======     =======     ======
Ratio of expenses to average net assets(c)     0.66%(d)    0.55%      0.50%(e)    0.34%
==========================================  =======     =======     =======     ======
Ratio of net investment income to
 average net assets(c)                         5.15%(d)    5.37%       5.32%(e)    5.42%
==========================================  =======     =======     =======     ======
Portfolio turnover rate                           8%          7%          2%          5%
==========================================  =======     =======     =======     ======



























                                                            December 31,
                                            ------------------------------------------
                                            1992(a)      1991        1990        1989
                                            -------     -------     -------     ------
Net asset value, beginning of period        $ 10.52     $ 10.07     $ 10.19     $10.00
------------------------------------------  -------     -------     -------     ------
Income from investment operations:
   Net investment income                       0.66        0.69        0.67       0.14
------------------------------------------  -------     -------     -------     ------
   Net gains (losses) on securities
     (both realized and unrealized)            0.17        0.50       (0.10)      0.16
------------------------------------------  -------     -------     -------     ------
       Total from investment operations        0.83        1.19        0.57       0.30
------------------------------------------  -------     -------     -------     ------
 Less distributions:
   Dividends from net investment income       (0.66)      (0.69)      (0.69)     (0.11)
------------------------------------------  -------     -------     -------     ------
    Distributions from net realized
      capital gains                           (0.04)      (0.05)         --         --
------------------------------------------  -------     -------     -------     ------
    Returns of capital                           --          --          --         --
------------------------------------------  -------     -------     -------     ------
       Total distributions                    (0.70)      (0.74)      (0.69)     (0.11)
------------------------------------------  -------     -------     -------     ------
Net asset value, end of period              $ 10.65     $ 10.52     $ 10.07     $10.19
==========================================  =======     =======     =======     ======
Total return(b)                                8.22%      12.23%       5.88%     3.06%
==========================================  =======     =======     =======     ======
Net assets, end of period (000s omitted)    $33,110     $27,298     $16,685     $6,556
==========================================  =======     =======     =======     ======
Ratio of expenses to average net assets(c)     0.25%       0.25%       0.25%      0.25%(e)
==========================================  =======     =======     =======     ======
Ratio of net investment income to
 average net assets(c)                         6.25%       6.73%       6.82%      6.21%(e)
==========================================  =======     =======     =======     ======
Portfolio turnover rate                          43%         43%         57%        63%
==========================================  =======     =======     =======     ======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements are 1.16% (annualized), 1.13%, 1.23% (annualized), 1.30%, 1.12%, 1.26%, 1.33%, and 1.99% (annualized) for the six months ended September 30, 1995 and the period 1995-89, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements are 4.65% (annualized), 4.79%, 4.59% (annualized), 4.45%, 5.38%, 5.72%, 5.74%, and 4.48% (annualized) for the six months ended September 30, 1995 and the period 1995-89, respectively.
(d) Ratios are annualized and based on average daily net assets of $39,322,917.
(e) Annualized.

DIRECTORS & OFFICERS

BOARD OF DIRECTORS                   OFFICERS                           OFFICE OF THE FUND

Charles T. Bauer                     Charles T. Bauer                   11 Greenway Plaza
Chairman and                         Chairman                           Suite 1919
Chief Executive Officer                                                 Houston, TX 77046
A I M Management Group Inc.          Robert H. Graham
                                     President
Bruce L. Crockett                                                       INVESTMENT ADVISER
Director, President, and             John J. Arthur
Chief Executive Officer              Senior Vice President              A I M Advisors, Inc.
COMSAT Corporation                   and Treasurer                      11 Greenway Plaza
                                                                        Suite 1919
Owen Daly II                         Gary T. Crum                       Houston, TX 77046
Director                             Senior Vice President
Cortland Trust Inc.                                                     TRANSFER AGENT
                                     Carol F. Relihan
Carl Frischling                      Vice President and                 A I M Fund Services, Inc.
Partner                              Secretary                          P.O. Box 4739
Kramer, Levin, Naftalis,                                                Houston, TX 77210-4739
Nessen, Kamin & Frankel              Dana R. Sutton
                                     Vice President                     CUSTODIAN
Robert H. Graham                     and Assistant Treasurer
President                                                               The Bank of New York
A I M Management Group Inc.          Stuart W. Coco                     110 Washington Street
                                     Vice President                     New York, NY 10286
John F. Kroeger
Formerly, Consultant                 Melville B. Cox                    COUNSEL TO THE FUND
Wendell & Stockel                    Vice President
Associates, Inc.                                                        Ballard Spahr Andrews & Ingersoll
                                     Karen Dunn Kelley                  1735 Market Street
Lewis F. Pennock                     Vice President                     Philadelphia, PA 19103
Attorney
                                     P. Michelle Grace                  COUNSEL TO THE DIRECTORS
Ian W. Robinson                      Assistant Secretary
Consultant, Former Executive                                            Kramer, Levin, Naftalis, Nessen,
Vice President and Chief             Nancy L. Martin                    Kamin & Frankel
Financial Officer                    Assistant Secretary                919 Third Avenue
Bell Atlantic Management                                                New York, NY 10022
Services, Inc.                       Ofelia M. Mayo
                                     Assistant Secretary                DISTRIBUTOR
Louis S. Sklar
Executive Vice President             Kathleen J. Pflueger               A I M Distributors, Inc.
Hines Interests                      Assistant Secretary                11 Greenway Plaza
Limited Partnership                                                     Suite 1919
                                     Samuel D. Sirko                    Houston, TX 77046
                                     Assistant Secretary

                                     Stephen I. Winer
                                     Assistant Secretary





IMPORTANT TAX INFORMATION

The state of Connecticut taxes corporations on exempt-interest dividends received from AIM Tax-Exempt Bond Fund of Connecticut. Investors should consult their tax advisor regarding their specific situation.

                  A I M Distributors, Inc.               ---------------
  [AIM LOGO       11 Greenway Plaza, Suite 1919             BULK RATE
APPEARS HERE]     Houston, Texas 77046                     U.S. POSTAGE
                                                               PAID
                                                           Houston, TX
                                                         Permit No. 2332
                                                         ---------------

THE AIM FAMILY OF FUNDS(R)

AGGRESSIVE GROWTH
        Aggressive Growth Fund*
        AIM Constellation Fund
        AIM Global Aggressive Growth Fund
GROWTH
        AIM Global Growth Fund
        AIM Growth Fund
        AIM International Equity Fund
        AIM Value Fund
        AIM Weingarten Fund
GROWTH AND INCOME
        AIM Balanced Fund
        AIM Charter Fund
INCOME AND GROWTH
        AIM Global Utilities Fund
HIGH CURRENT INCOME                                   [FULL PAGE PHOTO OF
        AIM High Yield Fund                            AIM MANAGEMENT GROUP
CURRENT INCOME                                         OFFICE BUILDING]
        AIM Global Income Fund
CURRENT TAX FREE INCOME
        AIM Municipal Bond Fund
        AIM Tax-Exempt Bond Fund of Conn.
        AIM Tax-Free Intermediate Shares
CURRENT INCOME AND HIGH DEGREE OF SAFETY
        AIM Intermediate Goverment Fund***
HIGH DEGREE OF SAFETY AND CURRENT INCOME
        AIM Limited Maturity-Treasury Shares
STABILITY, LIQUIDITY, AND CURRENT INCOME
        AIM Money Market Fund
STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
        AIM Tax-Exempt Cash Fund

* AIM Agressive Growth Fund was closed to new investors on July 18, 1995. **On May 1, 1995, AIM Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilitities Fund. ***On September 25, 1995, AIM Government Securities Fund became AIM Intermediate Government Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or sent money.